CAPSTEAD
Information as of March 31, 2013 with Analysis Reflecting the
May 13, 2013 Issuance of our 7.50% Series E Cumulative Redeemable
Preferred Stock (NYSE Symbol CMOPRE) and the June 13, 2013
Redemption of our Existing Perpetual Preferred Shares
Investor Presentation
Exhibit 99.1

Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Cautionary Statement Concerning Forward-looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:
In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein.
– changes in general economic conditions;
– fluctuations in interest rates and levels of mortgage
prepayments;
– the effectiveness of risk management strategies;
– the impact of differing levels of leverage employed;
– liquidity of secondary markets and credit markets;
– the availability of financing at reasonable levels and terms to support investing on a leveraged basis;
– the availability of new investment capital;
– the availability of suitable qualifying investments from both an investment return and regulatory perspective;
– changes in legislation or regulation affecting Fannie Mae and
Freddie Mac (together, the “GSEs”) and similar federal
government agencies and related guarantees;
– deterioration in credit quality and ratings of existing or future issuances of GSE or Ginnie Mae Securities;
– changes in legislation or regulation affecting exemptions for mortgage REITs from regulation under the Investment
Company Act of 1940; and
– increases in costs and other general competitive factors.

Company Summary
Proven Strategy
Experienced
Management Team
Aligned with
Stockholders
Overview of Capstead Mortgage Corporation
• Founded in 1985, Capstead is the oldest publicly-traded Agency mortgage REIT.
• At March 31, 2013, we had a residential ARM securities portfolio of $13.85 billion, supported by long-term investment capital of $1.59 billion levered 8.06 times.*
• Our five-year compound annual total return of 18.0% exceeded the Russell 2000 Index and the
NAREIT Mortgage REIT Index.**
• We invest exclusively in residential adjustable-rate mortgage (ARM) securities issued and guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae. Agency-guaranteed mortgage securities are considered to have little, if any, credit risk.
• Our focus on short-duration ARM securities augmented with 2-year interest rate swap agreements differentiates us from our peers because ARM securities reset to more current interest rates within a relatively short period of time. This allows for the recovery of financing spreads diminished during periods of rising interest rates and smaller fluctuations in portfolio values from changes in interest rates compared to fixed-rate mortgage securities. With this strategy, Capstead is recognized as the most defensively-positioned Agency mortgage REIT from an interest rate risk perspective.
• Our prudently leveraged portfolio provides financial flexibility to manage changing market conditions.
• Our top four executive officers have over 85 years of combined mortgage finance industry experience, including over 80 years at Capstead.
• We are self-managed with low operating costs and a focus on performance-based compensation for our executive officers. This structure greatly enhances the alignment of management interests with those of our stockholders.

* Long-term investment capital includes stockholders’ equity and unsecured borrowings, net of investments in related unconsolidated affiliates.
** Compound annual growth rate is based on cumulative total returns assuming an investment in Capstead was made March 31, 2008 and dividends were reinvested.

Cost of As Adjusted for Issuance of
March 31,
Preferred Series E Preferred and Redemption
2013
Capital of Series A and B Preferred
Long-term investment capital:
Trust preferred securities, net $ 99,978 8.49% $ 99,978 8.49%
Existing perpetual preferred stock:
Series A   2,604 11.44% -
Series B   186,388 11.15% -
(a)
  188,992 11.15% -
New Series E perpetual preferred stock   - 164,395
7.76%
(b)
Total mezzanine capital   288,970 10.23% 264,373
8.03%
(c)
Common equity capital    1,301,100 1,283,928
(d)
$ 1,590,070 $ 1,548,301
Quarterly perpetual preferred dividend requirement $ 5,270 $ 3,188
(e)
Improvements in Capstead’s Capital Structure
(dollars in thousands, unaudited)

On May 13, 2013 we issued $170 million in perpetual preferred stock with a 7.50% coupon and on
June 13, 2013 we will complete the redemption of our existing perpetual preferred stock using the proceeds of this offering and cash on hand.  These transactions will significantly lower our effective cost of total mezzanine capital benefiting future earnings.
(a) It is anticipated that nearly all of our Series A shares will convert into common shares because it is economically advantageous to do so and that none of our
Series B shares will convert because it is not advantageous to do so.
(b) Reflects the May 13, 2013 issuance of 6.8 million shares of our 7.50% Series E Cumulative Redeemable Preferred Stock (Liquidation Preference: $25.00
per share) (NYSE Symbol: CMOPRE), for $170 million in gross proceeds before underwriting fees and estimated offering expenses.
(c) Between October 2015 and September 2016 the effective cost of our trust preferred securities will decline from 8.49% to 7.56% as these securities enter
20 year floating rate periods that we have hedged using interest rate swap agreements. This will further lower the effective cost of our total mezzanine capital to 7.68%.
(d) As adjusted common equity capital reflects the expected payment of aggregate Series B redemption preferences over recorded amounts of $19.8 million
($12.50 redemption price per Series B preferred share less $11.30 recorded amount per Series B preferred share) and the conversion of all Series A preferred shares into common shares. Book value per common share will be reduced by approximately 2% because of the redemption preferences paid on our Series B preferred shares, dilution from the conversion of Series A preferred shares into common shares, and the establishment of a new redemption preference on our Series E preferred shares.
(e) The redemption of our Series A and B preferred stock and issuance of our Series E preferred stock will reduce quarterly perpetual preferred dividends by approximately $2.1 million, improving quarterly EPS by over 2 cents per common share.

33%
67%
43%
57%
Capstead’s Proven Short-Duration Investment Strategy

As of March 31, 2013
As of March 31, 2013
Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo”
borrowings, augmented with two-year interest rate swap agreements for hedging purposes.
Residential ARM Securities Portfolio
Repurchase Arrangements & Similar Borrowings
Total: $12.82 billion
*    Based on fair market value as of the indicated balance sheet date (unaudited).
Total: $13.85 billion*
• Most of our securities are backed by well-seasoned mortgage loans with coupon interest rates that reset at least annually or begin doing so after an initial fixed-rate period of five years or less.
• We have long-term relationships with numerous repo
counterparties. As of March 31, 2013, we had borrowings
outstanding with 24 counterparties.
• First quarter 2013 repo borrowing rates averaged 41 basis
points, down from 45 basis points during the fourth quarter of
2012 (a blended rate of 0.58% after considering currently-
paying interest rate swaps).
• At March 31, 2013 we held $4.20 billion notional amount of currently-paying two-year term interest rate swaps requiring fixed-rate payments averaging 0.67% with average maturities of
12 months. An additional $2.10 billion notional amount of
forward-starting swaps were held at quarter-end that will begin requiring fixed-rate payments averaging 0.45% for two-year
terms beginning on various dates between June 2013 and
January 2014.
• The duration of our investment portfolio and related borrowings
(adjusted for swap positions) was approximately ten months
and nine months, respectively, at March 31, 2013. This
resulted in a net duration gap of approximately one month.
Duration is a measure of market price sensitivity to interest rate movements.
Longer-to-Reset
ARMs
$5.94 Billion
Current-Reset
ARMs
$7.91 Billion
Borrowings with rates
effectively fixed by
Currently-Paying Interest
Rate Swaps
$4.20 Billion
(excludes $2.10 Billion in
forward-starting swaps)
Remaining
Borrowings
$8.62 Billion

2013
2012
Q1
Q4 Q3 Q2 Q1
Yields on residential mortgage investments:
(a)
Cash yields 2.57% 2.60% 2.65% 2.71% 2.74%
Investment premium amortization (0.84) (0.84) (0.79) (0.67) (0.60)
       Adjusted yields
1.73 1.76 1.86 2.04 2.14
Related borrowing rates:
(b)
Unhedged borrowing rates 0.41 0.45 0.41 0.37 0.32
Fixed swap rates 0.71 0.75 0.78 0.80 0.85
Adjusted borrowing rates 0.58 0.63 0.56 0.54 0.49
Financing spreads on residential mortgage investments 1.15 1.13 1.30 1.50 1.65
Annualized CPR
19.65 19.60 18.74 15.86 14.50
Net income per diluted common share $0.31 $0.31 $0.35 $0.40 $0.44
2013
2012
Q1
Q4 Q3 Q2 Q1
Financing spreads on residential mortgage investments
1.15% 1.13% 1.30% 1.50% 1.65%
Impact of yields on other interest-earning assets
*
(0.05) (0.07) (0.05) (0.06) (0.06)
Impact of borrowing rates on unsecured borrowings
and other interest-paying liabilities*
(0.06) (0.06) (0.06) (0.07) (0.06)
Total financing spreads
1.04 1.00 1.19 1.37 1.52
Financing Spread Analysis
As of March 31, 2013 (unaudited)

(a) Cash yields are based on the cash component of interest income. Investment premium amortization is determined using the interest method and incorporates actual and anticipated future mortgage prepayments. Both are expressed as a percentage calculated on an annualized basis on average amortized cost basis for the indicated periods.
(b) Unhedged borrowing rates represent average rates on repurchase arrangements and similar borrowings. Fixed swap rates represent the average fixed rates on currently-paying interest rate swap agreements used to hedge short-term borrowing rates. Adjusted borrowing rates reflect unhedged borrowing rates and swap rates as well as differences between variable rate payments received on the Company’s currently-paying swap agreements, which typically are based on one-month LIBOR, and unhedged borrowing rates as well as any measured hedge ineffectiveness, calculated on an annualized basis on average outstanding balances for the indicated periods.
Financing spreads on residential mortgage investments, a non-GAAP financial measure, differs from total financing spreads, an all-inclusive GAAP measure, that is based on all interest-earning assets and all interest-paying liabilities. The Company believes that presenting financing spreads on residential mortgage investments provides useful information for evaluating the performance of the Company’s portfolio. The following reconciles these two measures.
* Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties. Other interest-paying liabilities consist of long-term unsecured borrowings (at an average borrowing rate of 8.49%) that the Company considers a component of its long-term investment capital and cash collateral payable to interest rate swap counterparties.

* Net WAC, or weighted average coupon, is the weighted average interest rate of the mortgage loans underlying the indicated investments, net of servicing and other fees, as of
March 31, 2013. Net WAC is expressed as a percentage calculated on an annualized basis on the unpaid principal balance of the mortgage loans underlying these investments.
Fully indexed WAC represents the weighted average coupon upon one or more resets using interest rate indexes and net margins in effect as of March 31, 2013. Gross WAC is the weighted average interest rate of the mortgage loans underlying the indicated investments, including servicing and other fees paid by borrowers, as of March 31, 2013.
NOTE: Excludes $8 million of fixed-rate investments.
Fully Average Months
Principal
Investment
Amortized Cost Basis  Fair Market
Net
Indexed
Net to
Balance
Premiums
($)
%
Value
WAC*
WAC*
Margins
Roll
Current-reset ARMs:
Fannie Mae Agency Securities $ 4,939,887 $118,124 $ 5,058,011 102.39 $5,232,985 2.42% 2.23% 1.70% 5.0
Freddie Mac Agency Securities   1,727,847 46,919 1,774,766 102.72 1,837,610 2.62 2.35 1.84 5.6
Ginnie Mae Agency Securities   795,542 19,500 815,042 102.45 830,846 2.44 1.68 1.51 7.2
Residential Mortgage Loans
4,757    2 4,759   100.04 4,823   3.49    2.33     2.04      4.5
7,468,033 184,545 7,652,578 102.47 7,906,264 2.47 2.20 1.71 5.4
Longer-to-reset ARMs:
Fannie Mae Agency Securities   3,010,881 121,875 3,132,756 104.05 3,165,567 2.94 2.49 1.76 43.6
Freddie Mac Agency Securities   1,848,105 76,592 1,924,697 104.14 1,942,119 2.96 2.56 1.84 46.1
Ginnie Mae Agency Securities
787,244   29,978 817,222 103.81 832,107   2.96    1.67    1.51   29.6
     5,646,230   228,445 5,874,675 104.05 5,939,793   2.95    2.40    1.75
   42.5
$13,114,263 $412,990 $13,527,253 103.15 $13,846,057   2.68    2.29    1.73     21.3
                 Gross WAC (rate paid by borrowers)* 3.29
Key Elements of Capstead’s ARM Portfolio
As of March 31, 2013 (dollars in thousands, unaudited)

2013
First Quarter
Second Quarter
Third Quarter
Fourth Quarter
Thereafter
Expiring contracts $1,100,000 0.81% $700,000 0.96% $300,000 0.87% $ 800,000 0.78% $2,400,000 0.53%
Existing contracts
beginning two-year
payment terms  1,100,000 0.50 200,000 0.43 400,000 0.47   1,200,000 0.45   300,000 0.47
Improvement in fixed
swap rates *
0.31 0.53 0.40 0.33 0.06
Interest Rate Swap Agreement Rollforward
As of March 31, 2013 (dollars in thousands, unaudited)

To help mitigate exposure to higher interest rates, Capstead typically uses currently-paying and forward-
starting one- and three-month LIBOR-indexed, pay-fixed, receive-variable, interest rate swap agreements with two-year payment terms.
*
Based on the difference between fixed swap rates of expiring contracts and existing contracts as of March 31, 2013 that begin two-year terms during the indicated periods. There can be no assurance interest rate swap agreements entered into subsequent to quarter-end will have fixed swap rates at the indicated levels.

Capstead’s Stockholder Friendly Structure

Quarter Ended
March 31, 2013
*
Compensation-related expenses:
  Fixed:
Salaries and related deferred compensation match,
payroll taxes, insurance and other benefits    0.23%
  Variable:
Incentive Compensation
**
0.09
Dividend Equivalent Rights 0.05   54% of compensation-related
Performance Stock Awards 0.10 expenses were performance-based
Related deferred compensation match and payroll taxes 0.03
0.27
0.50
Other platform expenses 0.27
          0.77% - Represents the lowest platform costs
in the industry.
*
Expressed as a percentage of average long-term investment capital (LTIC).
**
Incentive compensation is based on a 10% participation in returns on LTIC in excess of benchmark returns (greater of 10% or the average 10-year Treasury rate plus 2.0%), capped at 50 basis points of LTIC and subject to Compensation Committee discretion.
• Self-managed with low operating costs.
• Our board of directors requires management to hold a significant amount of CMO stock based on a multiple of each executive’s base salary. As of  February 25, 2013 our directors and executive officers beneficially owned 1.8% of our common shares.
• Pay structure is variable through compensation elements that focus on “pay for performance.”
• Management is incented to grow the Company by raising capital when it is accretive to book value and earnings rather than for the purpose of increasing compensation or external management fees.
• Bottom line: our management prospers when our stockholders prosper.

Appendix CAPSTEAD 10 * * * * *

Capstead’s First Quarter 2013 Highlights
• Earnings of $34.9 million or $0.31 per diluted common share
• Financing spreads on residential mortgage investments increased 2 basis points to 1.15%
• Operating costs as a percentage of average long-term investment capital decreased 2 basis points to 0.77%
• Book value increased $0.02 to $13.60 per common share
• Portfolio leverage ended the quarter at 8.06 times long-term investment capital
• Comments from our April 24, 2013 earnings press release:
“First quarter results reflect stable quarter over quarter mortgage prepayment levels on our agency-guaranteed ARM securities portfolio as well as lower borrowing costs, which more than offset slightly lower weighted average coupons on the portfolio. Lower borrowing costs reflect lower market rates during the quarter as well as the rollover to lower rates of a significant portion of our currently-paying swap position. Together, these factors contributed to a 2 basis point increase in our financing spreads to 1.15%, with earnings remaining at $0.31 per diluted common share. We also posted a $0.02 increase in book value to $13.60 per common share reflecting stable quarter over quarter pricing levels for agency-
guaranteed ARM securities.
“Looking forward to the rest of 2013, we are optimistic our portfolio will continue to perform well. Mortgage prepayment levels should remain manageable in the coming quarters given that approximately 91% of the mortgages underlying our current-reset ARM securities were originated prior to 2008 and carry coupon interest rates at or below prevailing fixed mortgage rates diminishing the economic advantage, if any, of refinancing. This should help contain investment premium amortization costs, which decreased $0.9 million this quarter to $28.4 million. Also, further declines in weighted average coupons should be relatively modest given that an increasing number of mortgage loans underlying our current-reset ARM securities are at or near fully-indexed levels. With respect to our borrowing costs, another $1.80 billion notional amount of our interest rate swaps with average fixed rates of 0.87% will mature over the remainder of 2013 and have already been replaced with swaps averaging 0.45% allowing for further declines in borrowing costs provided market rates for short-term borrowings remain reasonable.
“We remain confident in and focused on our investment strategy of managing a conservatively leveraged portfolio of agency-guaranteed residential ARM securities that can produce attractive risk-adjusted returns over the long term while reducing, but not eliminating, sensitivity to changes in interest rates.”

Capstead’s Quarterly Income Statements
(dollars in thousands, except per share amounts, unaudited)

March December September June March
2013 2012 2012 2012 2012
Interest income:
Residential mortgage investments 58,468 $           60,948 $           63,463 $           65,787 $           65,733 $
Other 112                     218                     154                     176                     150
58,580               61,166               63,617               65,963               65,883
Interest expense:
Repurchase arrangements and similar borrowings (18,468)             (20,672)             (17,875)             (16,451)             (14,103)
Unsecured borrowings (2,187)                (2,187)                (2,186)                (2,187)                (2,187)
(20,655)             (22,859)             (20,061)             (18,638)             (16,290)
37,925               38,307               43,556               47,325               49,593
Other revenue (expense):
Miscellaneous other revenue (expense) (30)                      (24)                      9                          13                        (169)
Incentive compensation (351)                   (515)                   (781)                   (1,295)                (1,538)
Salaries and benefits (1,610)                (1,638)                (1,696)                (1,682)                (1,827)
Other general and administrative expense (1,081)                (1,111)                (1,115)                (1,091)                (954)
(3,072)                (3,288)                (3,583)                (4,055)                (4,488)
Income before equity in earnings of unconsolidated affiliates 34,853               35,019               39,973               43,270               45,105
Equity in earnings of unconsolidated affiliates 65                        65                        64                        65                        65
Net income 34,918               35,084               40,037               43,335               45,170
  Less cash dividends declared on preferred shares * (5,270)                (5,270)                (5,270)                (5,268)                (5,213)
Net income available to common stockholders 29,648 $           29,814 $           34,767 $           38,067 $           39,957 $
Net income per diluted common share $0.31 $0.31 $0.35 $0.40 $0.44
Average long-term investment capital 1,604,603 $      1,639,014 $      1,629,566 $      1,544,380 $      1,454,495 $
Average balance of mortgage assets 13,542,932       13,888,637       13,657,286       12,922,725       12,280,065
Investment premium amortization 28,385               29,331               27,151               21,699               18,496
Average constant prepayment rate, or CPR (represents
   only prepayments)
Average financing spreads on residential mortgage investments                   1.50
Quarter Ended
                  1.15
                  19.7%
                  1.13
                  19.6%                   15.9%
                  1.65
                  14.5%
                  1.30
                  18.7%
* With the issuance of our new 7.50% Series E preferred shares, and subsequent redemption of our existing preferred shares, cash dividends paid on preferred shares will be reduced to a quarterly run-rate of $3.2 million. Second quarter 2013 net income available to common stockholders will reflect a short-term preferred capital “overhang”
associated with the timing difference between the May 13, 2013 issuance of our Series E preferred shares and the June 13, 2013 redemption of our existing preferred shares. Second quarter net income available to common stockholders will also reflect a one-time charge of $19.8 million associated with the expected payment of Series B redemption preferences.

Capstead’s Comparative Balance Sheets
(dollars in thousands, except per share amounts, unaudited)

March 31, December 31, December 31, December 31, December 31,
2013 2012 2011 2010 2009
Assets
Residential mortgage investments 13,854,405 $   13,860,158 $   12,264,906 $ 8,515,691 $   8,081,050 $
Commercial loan investments -                           -                           -                         -                        10,053
Cash collateral receivable from interest rate swap counterparties 40,233              49,972              48,505             35,289            30,485
Interest rate swap agreements at fair value 114                     169                     617                  9,597              1,758
Cash and cash equivalents 471,510            425,445            426,717          359,590         409,623
Receivables and other assets 120,725            130,402            100,760          76,078            92,817
Investments in unconsolidated affiliates 3,117                 3,117                 3,117               3,117              3,117
14,490,104 $   14,469,263 $   12,844,622 $ 8,999,362 $   8,628,903 $
Liabilities
Repurchase arrangements and similar borrowings 12,821,519 $   12,784,238 $   11,352,444 $ 7,792,743 $   7,435,256 $
Cash collateral payable to interest rate swap counterparties   -   -   - 9,024                -
Interest rate swap agreements at fair value 24,763              32,868              31,348             16,337            9,218
Unsecured borrowings 103,095            103,095            103,095          103,095         103,095
Common stock dividend payable 30,349              29,512              38,184             27,401            37,432
Accounts payable and accrued expenses 20,286              22,425              26,844             23,337            29,961
13,000,012      12,972,138      11,551,915     7,971,937      7,614,962
Stockholders' Equity
Perpetual preferred stock 188,992            188,992            184,514          179,323         179,333
Common stock 1,006,982         1,014,223         903,653          674,202         661,724
Accumulated other comprehensive income 294,118            293,910            204,540          173,900         172,884
1,490,092         1,497,125         1,292,707       1,027,425      1,013,941
14,490,104 $   14,469,263 $   12,844,622 $ 8,999,362 $   8,628,903 $
outstanding and calculated assuming liquidation preferences
for the Series A and B preferred stock) (unaudited) $13.60 $13.58 $12.52 $12.02 $11.99 unsecured borrowings, net of investments in related
unconsolidated affiliates) (unaudited) $1,590,070 $1,597,103 $1,392,685 $1,127,403 $1,113,919
borrowings divided by long-term investment capital) (unaudited) 8.06:1 8.00:1 8.15:1 6.91:1 6.67:1
Book value per common share (based on common shares
Long-term investment capital (stockholders' equity and
Portfolio leverage (repurchase arrangements and similar

Capstead’s Annual Income Statements –
Five Years Ended 2012
(dollars in thousands, except per share amounts, unaudited)

December December December December December
2012 2011 2010 2009 2008
Interest income:
Residential mortgage investments 255,931 $         243,077 $         198,488 $         313,676 $         394,729 $
Other 698                     301                     1,290                 919                     5,760
256,629            243,378            199,778            314,595            400,489
Interest expense:
Repurchase arrangements and similar borrowings (69,101)             (57,328)             (47,502)             (120,083)           (249,706)
Unsecured borrowings (8,747)                (8,747)                (8,747)                (8,747)                (8,747)
Other -                           (5)                         (2)                         -                           -
(77,848)             (66,080)             (56,251)             (128,830)           (258,453)
178,781            177,298            143,527            185,765            142,036
Other revenue (expense):
Miscellaneous other revenue (expense) (171)                   (1,023)                (904)                   (40,641)             (1,593)
Incentive compensation (4,129)                (5,697)                (5,055)                (4,769)                (6,000)
Salaries and benefits (6,843)                (6,701)                (6,097)                (5,655)                (4,978)
Other general and administrative expense (4,271)                (3,932)                (4,834)                (5,696)                (3,801)
(15,414)             (17,353)             (16,890)             (56,761)             (16,372)
Income before equity in earnings of unconsolidated affiliates 163,367            159,945            126,637            129,004            125,664
Equity in earnings of unconsolidated affiliates 259                     259                     259                     259                     259
Net income 163,626 $         160,204 $         126,896 $         129,263 $         125,923 $
Net income per diluted common share $1.50 $1.75 $1.52 $1.66 $1.93
Average long-term investment capital 1,567,232 $      1,284,057 $      1,120,647 $      1,032,853 $      813,428 $
Average balance of mortgage assets 13,190,380       10,839,749       7,665,796         7,604,530         7,630,958
Investment premium amortization 96,677               68,077               57,634               29,426               29,336
Average constant prepayment rate of CPR (represents only
   prepayments)
Average financing spreads on residential mortgage investments                   1.68
                  16.1%
Year Ended
                  16.6%
                  1.67
                  16.0%
                  1.93
                  29.1%
                  2.42                   1.38
                  17.2%

Experienced Management Team

Over 85 years of combined mortgage finance industry experience, including over 80 years at Capstead.
Andrew F. Jacobs – President and Chief Executive Officer, Director
– Has served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988
– Certified Public Accountant (“CPA”), member of the Executive Board of the National Association of Real Estate Investment Trusts
(“NAREIT”), chairman of NAREIT’s Council of Mortgage REITs, member of the Executive Committee of the Chancellors Council of
the University of Texas System, the Executive Council of the Real Estate Finance and Investment Center at the University of Texas
at Austin, the American Institute of Certified Public Accountants (“AICPA”), and the Financial Executives International (“FEI”)
Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Secretary
– Has held various financial accounting and reporting positions at Capstead since 1993
– Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization
– CPA, Member AICPA, FEI
Robert A. Spears – Executive Vice President, Director of Residential Mortgage Investments
– Has served in asset and liability management positions at Capstead since 1994
– Formerly Vice President of secondary marketing with NationsBanc Mortgage Corporation
Michael W. Brown – Senior Vice President, Asset and Liability Management, Treasurer
– Has served in asset and liability management positions at Capstead since 1994
– MBA, Southern Methodist University, Dallas, Texas